UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 30, 2020

Date of Report (Date of earliest event reported)

Sophiris Bio Inc.
(Exact name of registrant as specified in its charter)

British Columbia	001-36054	98-1008712
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1258 Prospect Street La Jolla, CA		92037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 777-1760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	SPHS	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01             Changes in Registrant’s Certifying Accountant.

a)

On March 30, 2020, Sophiris Bio Inc. (“the Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Company. The Audit Committee of the Company approved PwC’s dismissal.

PwC’s report on the Company’s financial statements as of and for the fiscal year ended December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that PwC’s report for the fiscal year ended December 31, 2018 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern. PwC did not audit the Company’s financial statements as of and for the fiscal year ended December 31, 2019.

During the fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through March 30, 2020, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided PwC with a copy of this Current Report on Form 8-K and requested that PwC furnish to the Company a letter addressed to the United States Securities and Exchange Commission (“SEC”) stating whether or not PwC agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of PwC’s letter to the SEC, dated March 31, 2020, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

b)

The Company continues to pursue a strategic transaction. Depending upon the outcome of discussions, the Company may need to engage a successor independent registered public accounting firm. There is no assurance that the Company will be able to enter a strategic transaction or be able to obtain additional financing to enable it to continue to operate.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.

16.1	Letter from PricewaterhouseCoopers LLP to the SEC, dated March 31, 2020, regarding the statements made in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sophiris Bio Inc.

Dated: March 31, 2020
	By:	/s/ Peter Slover
Peter Slover
Chief Financial Officer